                                 SCHEDULE 14A
                                (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        HIGHLANDS INSURANCE GROUP, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

                               ----------------

                                PROXY STATEMENT

                                  FOR THE 2000
                         ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON MAY 9, 2000

                               ----------------


                        Highlands Insurance Group, Inc.

                        HIGHLANDS INSURANCE GROUP, INC.

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           To Be Held On May 9, 2000

To the Stockholders of Highlands Insurance Group, Inc.:

  NOTICE IS HEREBY GIVEN THAT the 2000 Annual Meeting of Stockholders (the "Meeting") of Highlands Insurance Group, Inc., a Delaware corporation (the "Company"), will be held at 1000 Lenox Drive, Lawrenceville, New Jersey on Tuesday, May 9, 2000, at 10:00 a.m., local time, for the following purposes:

    (1) to elect three Class II directors, each to serve until the 2003 Annual Meeting of Stockholders and until their successors are elected and qualified;

    (2) to ratify the appointment of independent public accountants for the Company and its subsidiaries for 2000; and

    (3) to transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

  The Board of Directors of the Company has fixed the close of business on March 24, 2000 as the record date for determining the stockholders entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof. Stockholders who execute proxies solicited by the Board of Directors of the Company retain the right to revoke them at any time. Unless so revoked, the shares of the Company's Common Stock represented by such proxies will be voted at the Meeting in accordance with the directions given therein. If a stockholder does not specify a choice on such stockholder's proxy, the proxy will be voted in favor of proposal 2 described above and in favor of the Board of Directors' nominees for directors.

  Further information regarding the Meeting is set forth in the accompanying Proxy Statement.

  YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. HOWEVER, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THE ENCLOSED PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS. AN ADDRESSED RETURN ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES IS ENCLOSED FOR THAT PURPOSE. THE PROXY IS REVOCABLE AND WILL NOT BE USED IF YOU ARE PRESENT AT THE MEETING AND PREFER TO VOTE IN PERSON.

By Order of the Board of Directors
Sincerely,

Stephen J. Greenberg
Vice President and Secretary
March 31, 2000

                               ----------------

                                PROXY STATEMENT

                               ----------------

                                  THE MEETING

Time, Date and Place of the Meeting

  This Proxy Statement is furnished to the stockholders of Highlands Insurance Group, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 2000 Annual Meeting of Stockholders of the Company (the "Meeting"), and at any adjournment or postponement thereof, to be held on Tuesday, May 9, 2000, at 10:00 a.m. local time at 1000 Lenox Drive, Lawrenceville, New Jersey.

  The Company's principal executive office is located at 1000 Lenox Drive, Lawrenceville, New Jersey 08648. The approximate date on which this Proxy Statement and the form of proxy are first being sent or given to stockholders of the Company is March 31, 2000.

Purpose of the Meeting

  At the Meeting, the holders of shares of the Company's Common Stock (the "Common Stock") will be asked to consider and vote upon (i) the election of three persons to serve on the Board of Directors of the Company as Class II directors, each for a three-year term; (ii) a proposal to ratify the Board of Directors' appointment of KPMG LLP as independent certified public accountants for the Company and its subsidiaries for 2000; and (iii) such other proposals as may properly come before the Meeting or any adjournment or postponement thereof.

Record Date and Outstanding Shares

  The Board of Directors of the Company has fixed the close of business on March 24, 2000 (the "Record Date") as the date for the determination of stockholders of record entitled to notice of and to vote at the Meeting and any adjournment or postponement thereof.

  On the Record Date, there were approximately 5,028 holders of record of Common Stock with 13,633,412 shares of Common Stock issued and outstanding. Each share of Common Stock entitles the holder thereof to one vote on each matter submitted for stockholder approval. See "Stock Ownership of Certain Beneficial Owners and Management" for information regarding persons known to the management of the Company to be the beneficial owners of more than 5% of the outstanding Common Stock.

Voting and Revocation of Proxies

  All properly executed proxies that are not revoked will be voted at the Meeting in accordance with the instructions contained therein. If a holder of Common Stock executes and returns a proxy and does not specify otherwise, the shares represented by such proxy will be voted (i) FOR the Board of Directors' nominees for directors and (ii) FOR the proposal to ratify the Board of Directors' appointment of KPMG LLP as the Company's independent public accountants for 2000. If any other matters should properly come before the Meeting, the shares represented by proxies will be voted with respect to such matters in accordance with the judgment of the persons voting such proxies. At the date of this Proxy Statement, the Board of Directors of the Company does not know of any business to be presented at the Meeting other than as set forth in the notice accompanying this Proxy Statement.

  As a matter of policy, proxies, ballots and voting tabulations that identify individual stockholders will be kept private by the Company. Such documents are available for examination only by the inspector of the election and certain personnel associated with processing proxy cards and tabulating the vote at the Meeting.

  A stockholder of the Company who has executed and returned a proxy may revoke it at any time before it is voted at the Meeting by (i) executing and returning a proxy bearing a later date, (ii) filing written notice of such revocation with the Secretary of the Company, as appropriate, stating that the proxy is revoked or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not, in and of itself, constitute a revocation of a proxy). Any written notice revoking a proxy should be sent to the Secretary of the Company at the Company's principal executive office, 1000 Lenox Drive, Lawrenceville, New Jersey 08648, attention Secretary.

Quorum; Vote Required

  The presence at the Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the meeting will constitute a quorum for the transaction of business. Under the Amended and Restated Bylaws of the Company and applicable laws and regulations, the affirmative vote of the holders of at least a majority of the shares of Common Stock represented at the Meeting, in person or by proxy, is required for the approval of each of the proposals to be considered and voted upon at the Meeting. Shares represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions are counted as negative votes in tabulations of the votes cast on proposals presented to stockholders, other than the election of directors. Broker non-votes will not be counted for purposes of determining the number of votes cast with respect to the particular proposal on which the broker has expressly not voted. Broker non-votes with respect to the proposals in this proxy statement will not be considered votes cast and accordingly will not affect the determination as to whether a majority of votes cast has been obtained with respect to a particular matter. With respect to the election of directors, the nominees, up to the number of directors to be elected, receiving the highest number of votes cast by the holders of Common Stock represented at the Meeting, in person or by proxy, will be elected.

Solicitation of Proxies

  The cost of this proxy solicitation will be borne by the Company. It is expected that the solicitation of proxies will be primarily by mail, telephone and telegraph. The Company has arranged for ChaseMellon Shareholder Services, L.L.C. to solicit proxies in such manner at an estimated cost of $5,000.00, plus out-of-pocket expenses. Proxies may also be solicited personally by directors, officers and other regular employees of the Company in the ordinary course of business and at nominal cost. Proxy materials will be provided for distribution through brokers, custodians and other nominees or fiduciaries to beneficial owners of Common Stock. The Company expects to reimburse such parties for their reasonable out-of-pocket expenses incurred in connection with such distribution.

Annual Report

  Accompanying this Proxy Statement is the Company's 1999 Annual Report which includes the Company's 1999 annual report to the Securities and Exchange Commission on Form 10-K. The 1999 Annual Report contains a description of the Company's business during 1999, together with the audited financial statements of the Company.

Forward Looking Information

  The statements included in this Proxy Statement and 1999 Annual Report regarding future financial performance and results and the other statements that are not historical facts are forward-looking statements. The words "expect," "project," "estimate," "predict," "anticipate," "believes" and similar expressions are also intended to identify forward-looking statements. Such statements are subject to numerous risks, uncertainties and assumptions, including but not limited to, the uncertainties relating to industry and market conditions, natural disasters and other catastrophes, and other risks and uncertainties described in this Proxy Statement and 1999 Annual Report and in the Company's other filings with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated.

          STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth information with respect to persons or groups who, to the Company's knowledge, beneficially own, or have the right to acquire within 60 days of March 13, 2000, more than five percent of the Common Stock.

                                                      Amount and
                                                       Nature of
                                                      Beneficial    Percent of
       Name and Address of Beneficial Owner         Ownership(1)(2) Class(1)(2)
       ------------------------------------         --------------- -----------
Insurance Partners, L.P. (3).......................    4,568,759(4)    25.1%
 201 Main Street
 Fort Worth, TX 76102
Insurance Partners Offshore (Bermuda), L.P. (5)....    2,518,009(6)    15.6%
 Cedar House
 41 Cedar Avenue
 P.O. Box HM1179
 Hamilton, Bermuda
Waveland Partners (7)..............................    1,383,700       10.1%
 227 West Monroe, Suite 4800
 Chicago, IL 60606
FMR Corp. (8)......................................    1,191,270        8.7%
 82 Devonshire Street
 Boston, MA 02109
Dimensional Fund Advisors Inc. (9).................      831,610        6.1%
 1299 Ocean Avenue, 11th Floor
 Santa Monica, CA 90401
Blavin & Company, Inc. (10)........................      793,321        5.8%
 8800 North Gainey Center Drive, Suite 260
 Scottsdale, AZ 85258
David L. Babson & Co. Inc. (11)....................      741,800        5.4%
 One Memorial Drive
 Cambridge, MA 02142

--------
(1) Calculated pursuant to Rule 13d-3(d) of the Exchange Act. Unless otherwise stated below, each such person has sole voting and investment power with respect to all such shares.
(2) Based on 13,663,412 shares of Common Stock outstanding at the close of business on March 13, 2000.
(3) The general partner of Insurance Partners, L.P. is Insurance GenPar L.P., a Delaware limited partnership; the general partner of the latter is Insurance GenPar MGP, L.P., a Delaware limited partnership; and the general partner of the latter is Insurance GenPar MGP, Inc., a Delaware corporation. Forty percent of the voting stock of Insurance GenPar MGP, Inc. is owned by Robert A. Spass (a director of the Company), and Steven Gruber and Daniel Doctoroff each own 30% of such voting stock.
(4) Represents the number of shares of Common Stock issuable upon conversion of the Company's 10% Convertible Subordinated Debentures due December 31, 2005 (the "Debentures") and exercise of the Company's Common Stock Subscription Warrants, Series A (the "Series A Warrants") owned of record by Insurance Partners, L.P.
(5) The general partner of Insurance Partners Offshore (Bermuda), L.P. ("IP Bermuda") is Insurance GenPar (Bermuda), L.P., a Bermuda limited partnership; the general partner of the latter is Insurance GenPar (Bermuda) MGP, L.P.; and the general partner of the latter is Insurance GenPar (Bermuda) MGP, LTD., a Bermuda corporation. Forty percent of the voting stock of Insurance GenPar (Bermuda) MGP, Ltd. is owned by Robert
     A. Spass (a director of the Company), and Steven Gruber and Daniel Doctoroff each own 30% of such voting stock.

(6) Represents the number of shares of Common Stock issuable upon conversion of the Debentures and exercise of the Series A Warrants owned of record by IP Bermuda. Shares acquirable by IP Bermuda upon conversion or exercise of Debentures or Series A Warrants or Common Stock Subscription Warrants, Series B (the "Series B Warrants", and collectively with the Series A Warrants, the "Warrants") will be Series B Common Stock, which have reduced voting rights until such shares are transferred by IP
     Bermuda or the occurrence of certain events.
(7)  Represents shared beneficial ownership by the following related entities:
     Waveland International, Ltd., a Cayman Island exempted company, Waveland Partners L.P., an Illinois limited partnership, Waveland Capital Management, L.P., an Illinois limited partnership, Clincher Capital Corporation, an Illinois corporation, Waveland Capital Management, LLC, an Illinois limited liability company and Waveland Partners, Ltd., a Cayman Islands exempted company.
(8) Fidelity Management & Research Company ("Fidelity"), a wholly-owned subsidiary of FMR Corp. and an investment advisor is the beneficial owner of 1,159,060 shares or 8.304% of the Common Stock outstanding of the Company as a result of acting as investment adviser to various investment companies. The ownership of one investment company, Fidelity Equity-
     Income Fund, amounted to 787,590 shares or 5.642% of the Common Stock outstanding. Edward C. Johnson 3d, FMR Corp., through its control of Fidelity and the funds each has sole power to dispose of the 1,159,060 shares owned by the Funds. Neither FMR Corp. nor Edward C. Johnson 3d, Chairman of FMR Corp., has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power resides with the Funds' Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the Funds' Boards of Trustees. Fidelity Management Trust Company, a wholly-owned subsidiary of FMR Corp., is the beneficial owner of 32,210 shares or 0.23% of the Common Stock outstanding of the Company as a result of its serving as investment manager of the institutional account(s). Edward C. Johnson 3d and FMR Corp., through its control of Fidelity Management Trust Company, each has sole dispositive power over 32,210 shares and sole power to vote or to direct the voting of 14,330 shares, and no power to vote or to direct the voting of 17,880 shares of Common Stock owned by the institutional account(s) as reported above. Strategic Advisers, Inc., a wholly-owned subsidiary of FMR Corp. and an investment adviser, provides investment advisory services to individuals. It does not have sole power to vote or direct the voting of shares of certain securities held for clients and has sole dispositive power over such securities. As such, FMR Corp.'s beneficial ownership may include shares beneficially owned through Strategic Advisers, Inc.
(9)  Dimensional Fund Advisors, Inc., an investment advisor registered under
     Section 203 of the Investment Advisors Act of 1940, provides investment advice to four investment companies registered under the Investment
     Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts. These investment companies, trusts and accounts are the "Funds". In its role as investment adviser or manager, Dimensional possesses voting and/or investment power over the securities of the Company that are owned by the Funds. All securities are owned by the Funds, no one of which, individually, owns more than 5% of the class. Dimensional Fund Advisors Inc. disclaims beneficial ownership of such securities.
(10) Shares reported are beneficially owned by investment adviser Blavin & Company, Inc. ("BCI"), Paul W. Blavin as principal, and four institutional clients for which BCI acts as investment advisor. To the knowledge of BCI, no one advisory client owns more than 5% of the common stock of the Company.
(11) David L. Babson & Co., Inc. ("DLB"), in its capacity as investment adviser, may be deemed the beneficial owner of 741,800 shares of Common Stock of the Company which are owned by several investment clients.

  The following table sets forth information with respect to the numbers of shares of Common Stock that the following persons beneficially own, or have the right to acquire within 60 days of March 13, 2000: (i) each director of the Company, (ii) each executive officer of the Company named in the table entitled "Summary Compensation Table" and (iii) all executive officers and directors of the Company as a group at March 13, 2000:

                                                  Amount and
                                                  Nature of
                                                  Beneficial          Percent of
Name                                             Ownership(1)          Class(1)
----                                             ------------         ----------
Willis T. King, Jr..............................    774,546(2)            5.7%
Richard M. Haverland............................    825,286(3)(5)         5.7%
Robert A. Spass.................................         --(4)              *
Bradley E. Cooper...............................      3,000(4)              *
W. Bernard Pieper...............................     18,356                 *
Kenneth S. Crews................................     12,326                 *
Philip J. Hawk..................................     12,826                 *
Robert W. Shower................................     12,326                 *
Charles J. Bachand..............................     79,316(3)(5)           *
Stephen J. Greenberg............................     15,076(2)              *
All Directors and executive officers as a group
 (10 persons)...................................  1,753,058(2)(3)(5)     12.0%

--------
* Less than 1%.
(1) Based on 13,663,412 shares of Common Stock outstanding at the close of business on March 13, 2000.
(2) Includes 250,000 shares issued to Mr. King and 6,461 shares issued to Mr. Greenberg under the 1997 Restricted Stock Plan. See "Executive Officers-- Executive Compensation."
(3) Includes the following numbers of shares of Common Stock issuable upon exercise of the Series A Warrants and the Company's Common Stock Subscription Warrants, Series A-2 Warrants and conversion of the Debentures and the Company's 10% Convertible Subordinated Debentures due December 31, 2005, Series 2 respectively, held by: Richard M. Haverland-- 126,343, 132,660, 123,762 and 129,950; and Charles J. Bachand--12,003,
    12,003, 11,757 and 11,757.
(4) Does not include shares owned beneficially by Insurance Partners, L.P. and IP Bermuda. See the prior table under "Stock Ownership of Certain Beneficial Owners and Management."
(5) Includes the following shares issuable pursuant to stock options: Mr. Haverland--300,000 and Mr. Bachand--20,000.

                              BOARD OF DIRECTORS

Election of Directors

  The Board of Directors of the Company consists of eight directors divided into three classes serving staggered terms of three years each. Five of the Company's current directors are serving in Class I or Class III with terms that continue beyond the Meeting and such directors are not subject to election at the Meeting. The three Class II directors are nominees for reelection at the Meeting.

  Each of the Class II directors to be elected at the Meeting will serve a term of three years to expire at the 2003 Annual Meeting of Stockholders of the Company or until his successor is elected and qualified. The nominees, up to the number of directors to be elected, receiving the highest number of votes cast by holders of Common Stock, in person or by proxy, will be elected.

  Proxies received from holders of Common Stock, in the absence of contrary instructions, will be voted at the Meeting for the election of Willis T. King, Jr., Richard M. Haverland and Robert W. Shower as Class II directors. Although the Company does not contemplate that any of the nominees will be unable to serve, decline to serve or otherwise be unavailable as a nominee at the time of the Meeting, in such event the proxies will be voted in accordance with the authority granted therein for such other candidate or candidates as may be nominated by the Board of Directors of the Company.

  Further information concerning the nominees for election as directors at the Meeting, including their business experience during the past five years, appears below.

Nominees for Class II Directors With Terms of Office Expiring at the 2003 Annual Meeting of Stockholders

    Name of Nominees for Class II         Business Experience During Past Five
              Directors               Age Years and Other Information
    -----------------------------     --- ------------------------------------
 Willis T. King, Jr..................  56 Chairman, President and Chief
                                           Executive Officer of the Company,
                                           June 1, 1999 to present; Vice
                                           Chairman, Guy Carpenter & Co.,
                                           Inc., March 1997 to May 1999;
                                           Chairman & Chief Executive Officer,
                                           Willcox Inc. Reinsurance, March
                                           1984 to March 1997. Mr. King is
                                           currently a director of the
                                           Company.
 Richard M. Haverland (1)............  58 Insurance Consultant, December 1994
                                           to present; Chairman, President and
                                           Chief Executive Officer of the
                                           Company, January 1996 to June 1,
                                           1999. Mr. Haverland is currently a
                                           director of the Company.
 Robert W. Shower....................  62 Executive Vice President and Chief
                                           Financial Officer, Seagull Energy
                                           Corporation, 1994 to April 1996.
                                           Mr. Shower is a director of Lear
                                           Corporation, Edge Petroleum
                                           Corporation and Nuevo Energy
                                           Company. Mr. Shower is currently a
                                           director of the Company.

Continuing Class III Directors With Terms of Office Expiring at the 2001 Annual Meeting of Stockholders

                                          Business Experience During Past Five
     Name of Class III Directors      Age Years and Other Information
     ---------------------------      --- ------------------------------------
 Robert A. Spass (1).................  43 Deputy Chairman of the Board of
                                           Capital Z Management, Inc. and
                                           Capital Z Partners, Ltd., 1998 to
                                           present; Managing Partner of
                                           Insurance Partners Advisors, L.P.,
                                           1994 to present; President and
                                           Chief Executive Officer of
                                           International Insurance Advisors,
                                           Inc., 1990- 1994. Mr. Spass is a
                                           director of Superior National
                                           Insurance Group, Inc., MMI
                                           Companies, Ceres Group, Inc. and
                                           Universal American Financial
                                           Corporation.

 Bradley E. Cooper (1)...............  33 Senior Vice President of Capital Z
                                           Management, Inc. and Capital Z
                                           Partners, Ltd., 1998 to present;
                                           Partner of Insurance Partners
                                           Advisors, L.P., 1994 to present;
                                           Vice President of International
                                           Insurance Advisors, Inc., 1990-
                                           1994. Mr. Cooper is a director of
                                           Superior National Insurance Group,
                                           Inc., Ceres Group, Inc. and
                                           Universal American Financial
                                           Corporation.
 Kenneth S. Crews....................  51 Managing Director, Warburg Dillon
                                           Read & Co., Inc., 1992 to present;
                                           Managing Director, Lehman Brothers
                                           Incorporated, 1990-1992.

Continuing Class I Directors with Terms of Office Expiring at the 2002 Annual Meeting of Stockholders

                                          Business Experience During Past Five
      Name of Class I Directors       Age Years and Other Information
      -------------------------       --- -------------------------------------
 W. Bernard Pieper...................  67 Vice Chairman of Halliburton, 1992 to
                                           January 1996; President and Chief
                                           Executive Officer of Brown & Root,
                                           Inc., 1990-1992.
 Philip J. Hawk......................  46 Chairman and Chief Executive Officer
                                           of Team, Inc., 1998 to present;
                                           President and Chief Executive
                                           Officer of EOTT Energy Partners,
                                           L.P., 1993 to 1998.

--------
(1) The Debentures obligate the Company to nominate, and recommend the election of, persons designated by a majority in interest of the holders of the Debentures so that the number of persons so designated will at all times constitute, if elected, at least 28% of the Board of Directors. Messrs. Haverland, Spass and Cooper were so elected to the Board of Directors of the Company.

The Board of Directors recommends a vote FOR each of the director nominees.

Compensation of Directors

  Directors who are employees of the Company are not paid any fees or additional compensation for service as members of the Board or any committee thereof. Directors who are not employees of the Company ("Non-Employee Directors"), other than Messrs. Spass and Cooper, receive a retainer fee of $10,000, payable annually, as well as a fee of $750 per day for attendance at meetings of the Board and any committee meetings held on the same day as a Board meeting and a fee of $500 per day for attendance at committee meetings not held on the same day as a Board meeting. In addition, all Directors are reimbursed for reasonable out-of-pocket expenses incurred in connection with traveling to any Board or committee meeting. Messrs. Spass and Cooper have waived any right to receive compensation as Directors in the form of cash or stock and, accordingly, although they are not employees of the Company, the term Non-Employee Directors defined above is deemed not to include them. Each Non-Employee Director of the Company as of January 1996 was granted an option to purchase 10,000 shares of Common Stock under the 1995 Directors' Stock Plan (the "Directors Plan"). Moreover, under the Directors Plan, commencing with the first annual meeting of the Board of Directors of the Company after January 1996, and at each annual meeting thereafter, each Non-Employee Director is automatically granted shares of Common Stock having a fair market value at the time of grant of $10,000.

  The purposes of the Directors Plan are to (i) encourage the Directors to own shares of Common Stock and thereby align their interests more closely with the interests of other stockholders of the Company, (ii) encourage the highest level of Director performance by providing the Directors with a direct interest in the Company's attainment of its financial goals and continuing success, and (iii) provide a financial incentive that will help attract and retain the most qualified Directors. Pursuant to the Directors Plan, the Company may grant options and issue stock with respect to an aggregate of up to 550,000 shares. No individual will receive more than 300,000 shares of Common Stock in the aggregate upon the issuance of stock and the exercise of options granted under the Directors Plan. Options granted under the Directors Plan are non-qualified stock options ("Options") and shares of Common Stock issued under the Directors Plan are from authorized and unissued shares.

  As noted above, Messrs. Spass and Cooper have elected not to participate in any stock awards to Directors of the Company. An agreement among the Company, Insurance Partners, L.P. ("IP") and IP Bermuda provides that, in the event of election of certain individuals associated with IP and IP Bermuda to the Board of Directors pursuant to the terms of the Investment Agreement among the Company, Halliburton Company and the Investors therein dated October 10, 1995 and the Debentures, such individuals will not be entitled to participate in the Directors Plan or any similar plan.

  Pursuant to the Directors Plan, Mr. King was issued an option to purchase 150,000 shares of Common Stock during 1999. Except for Options granted to Mr. King, the exercise price of the Options is equal to $14.69 per share. The exercise price of Mr. King's Options is $11.00 per share. Except for Options granted to Mr. Haverland, Options granted under the Directors Plan will vest and become exercisable as to 33 1/3%, 66 2/3% and 100% of the shares of Common Stock subject thereto on each of the first, second and third anniversaries of the option grant. Options granted under the Directors Plan to Mr. Haverland will vest and become exercisable as to 25%, 50%, 75% and 100% of the shares of Common Stock subject thereto on each of the first, second, third and fourth anniversaries, respectively, of the Option grant. Messrs. Crews, Hawk, Pieper and Shower have each been issued 909 shares of Common Stock under the Directors Plan in 1999.

  Each Option is evidenced by a stock option agreement which may contain such terms and conditions as may be determined by the Committee and are not inconsistent with the Directors Plan. The term of an Option is ten years from the date of grant. During a Directors' lifetime, an Option granted pursuant to the Directors Plan will be exercisable only by the Director. The Option will not be transferable by a Director other than by will or the laws of descent and distribution.

Committees of Board of Directors

  The Board of Directors has the following standing committees:

  Audit Committee. The functions of the Audit Committee include: recommendations to the Board of Directors regarding the appointment of independent auditors; approval of the scope of the annual audit by the independent auditors; examination, reviews of, and recommendations to the Board of Directors regarding, the Company's financial policies and accounting systems and controls; and approval of the duties and compensation of the independent auditors, both with respect to audit and non-audit services. The Committee also reviews the Company's compliance with its code of business conduct. The Committee meets from time to time with the independent auditors outside the presence of Company management or other employees, to discuss matters of concern, receive recommendations or suggestions for change and exchange relevant views and information. The Audit Committee consists of four Non-Employee Directors: Messrs. Pieper, Crews, Hawk and Shower (Chairman). The Committee met three times in 1999.

  Compensation Committee. Duties of the Compensation Committee include developing and approving an overall compensation philosophy consistent with corporate objectives and stockholder interests; acting as a salary and promotions committee with respect to officers of the Company and certain officers of subsidiaries; administering and granting options pursuant to the Stock Option Plan; administering and making awards under Company incentive plans; and acting as a committee for administration of other forms of non-salary compensation. The Compensation Committee consists of Messrs. Pieper, Crews, Hawk and Spass (Chairman). The Committee met four times in 1999.

  Investment Committee. Duties of the Investment Committee include reviewing and making recommendations to the Board of Directors regarding the nature and composition of the investments of the Company in all forms of financial securities and obligations, denominated in any and all currencies, issued by banks or companies domiciled inside or outside of the United States of America, including, but not limited to, stocks, bonds, notes, certificates of deposit and non-negotiable time deposits. The Investment Committee consists of the Messrs. Cooper, King and Shower (Chairman). The Committee met once in 1999.

  The Board of Directors of the Company may, from time to time, establish other committees to facilitate its work. The Company does not have a Nominating Committee; the Board of Directors nominates persons for election as directors.

  The Board of Directors met five times in 1999.

                              EXECUTIVE OFFICERS

General

  Set forth below are the names, ages and titles of the executive officers of the Company:

                                 Title and Business Experience During Past Five
           Name             Age                      Years
           ----             --- ------------------------------------------------
Willis T. King, Jr.........  56 Chairman, President and Chief Executive Officer
                                 of the Company (June 1, 1999 to Present); see
                                 also "Election of Directors--Names of Class II
                                 Directors" for additional information regarding
                                 Business experience.
Richard M. Haverland.......  58 Chairman, President and Chief Executive Officer
                                 of the Company (until June 1, 1999); see also
                                 "Election of Directors--Names of Class II
                                 Directors" for additional information regarding
                                 business experience.
Charles J. Bachand.........  47 Vice President and Treasurer of the Company; and
                                 Senior Vice President and Chief Financial
                                 Officer of the subsidiaries of the Company,
                                 November 1993 to present.
Stephen J. Greenberg.......  58 Vice President and Secretary of the Company;
                                 Executive Vice President and General Counsel of
                                 the subsidiaries of the Company, May 1997 to
                                 present; Executive Vice President and General
                                 Counsel of Vik Brothers Insurance, Inc.,
                                 January 1993 to April 1997.

Executive Compensation

  Summary Compensation Table. The following table sets forth information concerning compensation for services in all capacities to the Company and its subsidiaries during each of the last three years of those persons who were the Company's Chief Executive Officer and its other two executive officers during 1999 (collectively, the "named executive officers"):

                          Summary Compensation Table

                                      Annual Compensation         Long-Term Compensation
                               ---------------------------------  -------------------------
                                                                  Restricted    Securities
   Name and Principal                               Other Annual    Stock       Underlying        All Other
        Position         Years Salary ($) Bonus ($) Compensation  Award ($)     Options (#)  Compensation ($)(1)
   ------------------    ----- ---------- --------- ------------  ----------    -----------  -------------------
Willis T. King, Jr...... 1999   $254,692  $210,000         --     $2,750,000(2)   150,000               --
 Director, President and
 Chief Executive Officer
 of the Company

Richard M. Haverland.... 1999   $525,000  $231,000         --             --           --          $ 5,000
 Director, President and 1998   $525,000        --         --             --           --          $16,262
 Chief Executive Officer 1997   $525,000  $630,000    $96,115(3)          --           --          $ 4,750
 of the Company

Charles J. Bachand...... 1999   $188,500        --     85,436(3)          --        6,000          $ 3,360
 Vice President and      1998   $182,500  $ 10,000         --             --           --          $14,325
 Treasurer of the        1997   $170,500  $ 55,924         --             --           --          $ 4,750
 Company

Stephen J. Greenberg.... 1999   $300,000        --         --     $   85,608(2)    24,000(4)       $ 5,000
 Vice President and      1998   $300,000  $  5,000         --             --           --          $11,400
 Secretary               1997   $199,625  $ 75,004         --        200,000(2)    30,000          $ 1,288
 of the Company

--------
(1) The amounts shown for Messrs. Haverland, Bachand and Greenberg are matching and profit sharing contributions under 401(k) plan.
(2) Represents the market price of shares issued under the Restricted Stock Plan at time of issuance, see "Restricted Stock Plan." The Restricted Stock award to Mr. Greenberg in 1999 was in exchange for the Restricted Shares issued to Mr. Greenberg in 1997. The value of Mr. King's 250,000 Restricted Shares at December 31, 1999 was $2,360,000 and the value of Mr. Greenberg's 6,461 Restricted Shares at December 31, 1999 was $60,992.
(3) $94,415 of the amount paid to Mr. Haverland represents reimbursement of relocation expenses. Amounts paid to Mr. Bachand represent reimbursement of relocation expenses.
(4) Represents options to purchase 22,500 shares of Common Stock issued in exchange for options to purchase 30,000 shares, pursuant to an exchange offer conducted in 1999, and options to purchase an additional 1,500 shares issued in 1999.

  Stock Option Grants in the Last Fiscal Year. The following table sets forth certain information with respect to stock options to purchase shares of the Company's Common Stock that were granted to each of the named executive officers during the fiscal year ended December 31, 1999.

                       Option Grants in Last Fiscal Year

                                                                       Potential Realizable
                                                                         Value of Assumed
                                                                        Annual Appreciation
                          Individual Grants                             for Option Term(2)
---------------------------------------------------------------------- ---------------------
          (a)               (b)          (c)         (d)       (e)        (f)        (g)
                         Number of    % of Total
                         Securities    Options     Exercise
                         Underlying   Granted to   or Base
                          Options     Employees     Price   Expiration
          Name           Granted(1) in Fiscal Year ($/Sh.)     Date      5% ($)    10% ($)
          ----           ---------- -------------- -------- ---------- ---------- ----------
Willis T. King, Jr......  150,000        33.5       11.00    5/10/09   $1,037,676 $2,629,675
Stephen J. Greenberg....   22,500         5.0       13.25    3/12/09      187,489    475,135
                            1,500          .3        9.50    9/10/09        8,962     22,711
Charles J. Bachand......    5,000         1.1       12.81    2/16/09       40,281    102,079
                            1,000          .2        9.50    9/10/09        5,975     15,141

(1) These options were granted at an exercise price equal to the per share market value of the Common Stock on the grant date. The options (except for Mr. Greenberg's exchanged options for 22,500 shares, whose vesting is described under "Compensation Vehicles") become exercisable 33 1/3 percent each year beginning 1 year after the date of grant.
(2) The potential realizable value is calculated based on the term of the option (ten years) at its date of grant. It is calculated by assuming that the stock price on the date of grant appreciates at the indicated annual rate compounded annually for the entire term of the option; however, the optionee will not actually realize any benefit from the option unless the market value of the Company's Common Stock in fact increases over the option price.

  Option Exercises and Year-End Option Holdings. The following table summarizes the number and value of the unexercised options to purchase Common Stock held by the named executive officers at December 31, 1999.

               1999 Option Exercises And Year-End Option Values

                                Number of Shares of
                              Common Stock Underlying  Value of Unexercised In-
                             Unexercised Options Held  The-Money Options Held at
                               at December 31, 1999        December 31, 1999
                             ------------------------- -------------------------
            Name             Exercisable Unexercisable Exercisable Unexercisable
            ----             ----------- ------------- ----------- -------------
Willis T. King, Jr..........         0      150,000        $ 0          $ 0
Richard M. Haverland........   300,000           --        $ 0            0
Charles J. Bachand..........    20,000        6,000        $ 0            0
Stephen J. Greenberg........         0       24,000        $ 0            0

  Option Repricings. The following table sets forth certain information concerning repricing of stock options held by any executive officer during the last ten fiscal years.

                          Ten-Year Option Repricings

                                                                                           Length of
                                         Number of                                          Original
                                        Securities  Market Price    Exercise              Option Term
                                        Underlying   of Stock at  Price at Time           Remaining at
                                          Options      Time of    of Repricing     New      Date of
                                        Repriced or Repricing or       or       Exercise   Repricing
          Name                Date      Amended (#) Amendment ($) Amendment ($) Price ($) or Amendment
          ----           -------------- ----------- ------------- ------------- --------- ------------
Stephen J. Greenberg.... March 12, 1999   22,500       $13.25        $19.38      $13.25      1 year

  Restricted Stock Plan. In 1997, the Company adopted the 1997 Restricted Stock Plan (the "Restricted Stock Plan"), which authorized grants of up to 100,000 shares of restricted Common Stock (the "Restricted Shares") to officers of the Company's subsidiaries selected by the Compensation Committee. In 1999, the Restricted Stock Plan was amended (i) to permit participants to have a one-time opportunity to exchange restricted stock for new restricted stock equal to 75% of the number of shares surrendered for exchange and (ii) to allow for the issuance of an additional 250,000 shares. In order to be issued Restricted Shares, a grantee must purchase an equal number of shares of Common Stock at market price ("Qualifying Shares"). Restricted Shares vest five years after the date of grant, provided the following conditions are satisfied: (i) the grantee remains employed by the Company or one of its subsidiaries until at least three years from the date of grant; (ii) the grantee does not resign from the Company and its subsidiaries, and is not terminated for cause, before the vesting date; and (iii) the market price of the Common Stock on the vesting date is at least 40% greater than on the date of grant. If the market price has increased at least 40% but less than 50%, 25% of the Restricted Shares vest, if the increase is at least 50% but less than 61%, 50% vest, and if the market price increases at least 61%, 100% vest. In 1997, Mr. Greenberg purchased 8,615 Qualifying Shares at $23.22 per share and was issued 8,615 Restricted Shares. In 1999, the 8,615 Restricted Shares were exchanged for 6,461 shares of Restricted Shares pursuant to the exchange offer described above. Pursuant to his employment agreement, Mr. King purchased at least 250,000 Qualifying Shares at $11.00 per share and was issued 250,000 Restricted Shares in 1999.

  Employees' Retirement and Savings Plan. The Company makes annual contributions to the Highlands Insurance Group Employees' Retirement and Savings Plan (the "Retirement Plan") for the benefit of qualified employees. The amount of each year's contribution, if any, is determined by the Board of Directors of the Company in its discretion. Before-tax contributions up to 6% of compensation are matched by the Company at a 50% rate under the Retirement Plan. Matching contributions by the Company to executive officers under the Retirement Plan for 1999, 1998, and 1997 are set forth in the Summary Compensation Table. It is not possible to estimate the amount of benefits payable at retirement under the Retirement Plan to Messrs. King, Haverland, Bachand and Greenberg because of some or all of the following: (i) amounts contributed in the future will be contingent on future discretionary contributions by the Company as well as contribution levels of the participant; (ii) earnings on trust fund assets will vary; (iii) trust fund assets may appreciate or depreciate in value; (iv) the compensation of the individual may vary; (v) age at date of retirement may vary; and (vi) the Retirement Plan may be changed or discontinued.

  Employment Contracts. During 1999, the Company entered into a three-year Employment Agreement with Willis T. King, Jr., under which Mr. King became and serves as Chairman, President and Chief Executive Officer of the Company. Under the terms of the Employment Agreement, Mr. King is paid an annual salary of $420,000, and an annual bonus of up to 150% of annual salary but no less than $210,000 for 1999 and 2000, to be determined by the Board of Directors of the Company. The Company also granted Mr. King options to purchase 150,000 shares of Common Stock at an exercise price of $11.00 per share, which was the closing price of the Common Stock on the New York Stock Exchange on the date of the Employment Agreement. Mr. King purchased $5 million of Common Stock of the Company at a price of $11.00 per share. Mr. King also received 250,000 shares of Restricted Shares under the Restricted Stock Plan, with a base price of $11.00 per share.

  In 1996, the Company entered into a three-year Employment Agreement with Richard M. Haverland, an investor in and consultant to IP, under which Mr. Haverland served as Chairman and Chief Executive Officer of the Company. Under the terms of the Employment Agreement, Mr. Haverland was paid an annual salary of $525,000, and for 1996 and 1997, an annual bonus of no less than $250,000, to be determined by the Board of Directors of the Company. Pursuant to the Employment Agreement, the Company granted Mr. Haverland options to purchase 300,000 shares of Common Stock at an exercise price of $14.69 per share. Pursuant to the Employment Agreement, the Company sold to Mr. Haverland (i) $2,100,000 in principal amount of the Company's 10% Convertible Subordinated Debentures due December 31, 2005, together with Series A and Series B Common Stock Warrants and (ii) Management Debentures, together with Common Stock Subscription Warrants, Series A-2 and Common Stock Subscription Warrants, Series B-2 in exchange for a promissory note in the principal amount of $2,100,000. Such promissory note is without personal recourse and is secured by a pledge of the Management Securities purchased thereby. See "Certain Relationships and Related Transactions." Mr. Haverland notified the Board in late 1998 that he did not intend to renew the contract.

  On June 1, 1999, the Company entered into a Retirement and Release Agreement with Mr. Haverland whereby Mr. Haverland resigned from all offices with the Company and its subsidiaries and all directorships with subsidiaries of the Company. Under the Agreement, Mr. Haverland continued as a member of the Board of Directors of the Company and was available as a consultant through December 31, 1999. Under the Agreement, Mr. Haverland continued to receive his salary until December 31, 1999 and was paid a bonus equal to $231,000. Under the terms of the Agreement, Mr. Haverland may continue to participate in the Company's health insurance plans until the earlier of May 31, 2001 or his obtaining employment with another company. If Mr. Haverland's membership on the Board of Directors of the Company terminates, such termination will be treated as a retirement at the normal retirement age in connection with the 1995 Directors' Stock Plan Nonstatutory Stock Option Agreement dated January 4, 1996 between the Company and Mr. Haverland. In addition, the Company agreed to treat Mr. Haverland as an employee of the Company in connection with the Purchase, Redemption and Bonus Agreement dated January 23, 1996 between the Company and Mr. Haverland on the fifth anniversary of such agreement. See "Certain Relationships and Related Transactions."

Report of the Compensation Committee

  The Company applies a consistent philosophy for all employees, including senior management. This philosophy is based on the premise that the achievements of the Company result from the coordinated efforts of all individuals working toward common objectives. The Company strives to achieve these objectives through teamwork that is focused on meeting the expectations of customers and stockholders.

  The goals of the compensation program are to align compensation with business objectives and performance, and to enable the Company to attract, retain and reward executive officers whose contributions are critical to the long-term success of the Company. The Company's compensation program for executive officers is based on the same two principles applicable to compensation decisions for all employees of the Company.

  . The Company pays competitively.

  The Company is committed to maintaining a pay program that helps attract and retain the best people in the industry. To ensure that pay is competitive, the Company will regularly compare its pay practices with those of other regional companies and set its pay parameters based on this review.

  . The Company pays for sustained performance.

  Executive officers and senior managers are rewarded based upon corporate performance or business unit performance and individual performance. Corporate performance and business unit performance are primarily evaluated by determining the extent to which annually established accident year combined operating ratios are met. Individual performance is evaluated by reviewing performance against set objectives and goals and the degree to which Company values are fostered.

Compensation Vehicles

  The Company's compensation program consists of cash and equity based compensation. The Company believes that having such a compensation program allows the Company to attract and retain key employees, which in turn permits the Company to provide useful products and services to customers, enhance stockholder value, motivate technological innovation, foster teamwork and adequately reward employees. The Company's principal compensation vehicles are as follows:

  Cash-based Compensation-Salary and Bonus. The Company establishes salary ranges for employees by reviewing the aggregate of base salary and annual bonus for competitive positions in the market. During 1998, the Company performed an assessment of individual positions in an effort to identify appropriate market salary ranges for all positions. Ranges for officer positions are established based on competitive market data. These ranges allow an officer to be placed above or below the midpoint according to that officer's overall performance.

As described above, overall individual performance is measured against the achievement of specific goals, including profitability goals for those individuals controlling key profit centers.

  Equity-based Compensation Stock Option Program. The purpose of this program is to provide additional incentives to employees to work to maximize stockholder value. The Company also recognizes that a stock incentive program is a necessary element of a competitive compensation package for its employees. The program utilizes vesting periods to encourage key employees to continue in the employ of the Company and thereby acts as a retention device for key employees. The Company believes that the program encourages employees to maintain a long-term perspective. The Company grants stock options to a broad-based group. As of March 13, 2000, almost all Company employees had been granted options.

  In determining the size of an option award for an executive officer, the Compensation Committee's primary considerations are the "grant value" of the award and the expected or actual performance of the officer measured against the same performance criteria described above under "Cash-based Compensation" which is used to determine salary and bonus. In addition to considering the grant value and the officer's performance, the Compensation Committee also considers the number of outstanding unvested options which the officer holds and the size of previous option awards to that officer. The Compensation Committee does not assign specific weights to these items.

  On February 22, 1999, the Stock Option Plan was amended so that each employee was given the one-time opportunity to exchange his or her stock options for Performance-Based Stock Options exercisable for 75% of the shares covered by the options surrendered for exchange. The Performance-Based Stock Options will fully vest three years after issuance, with intermediate vesting subject to the Company's meeting certain combined ratio goals. The exercise price of Performance-Based Stock Options was 100% of the fair market value of the Company's common stock on the date the options were issued. The Committee amended the Plan to allow for the exchange because it believed that the options of many employees prior to the exchange did not provide meaningful incentives.

Other Considerations

  Certain Limitations on Deductibility of Executive Compensation. Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to public companies for compensation over $1 million paid to the Company's Chief Executive Officer or any of the four other most highly compensated executive officers. Certain performance-based compensation, however, is specifically exempt for the deduction limit. The Company does not have a policy that requires or encourages the Compensation Committee to qualify stock options or restricted stock awarded to executive officers for deductibility under Section 162(m) of the Internal Revenue Code (the "Code").

CEO Compensation

  Willis T. King has been President, Chief Executive Officer and Chairman of the Company since June 1, 1999. The Compensation Committee used the same compensation policy described above for all employees to determine Mr. King's 1999 compensation. In setting both the cash-based and the equity based elements of Mr. King's overall compensation, the Compensation Committee made an overall assessment of Mr. King's leadership ability to lead the Company in reaching its long-term strategic and business goals.

  Richard M. Haverland was President, Chief Executive Officer and Chairman of the Company until June 1, 1999. The Compensation Committee used the same compensation policy described above for all employees to determine Mr. Haverland's 1999 overall compensation. In setting both the cash-based and the equity-based elements of Mr. Haverland's overall compensation, the Compensation Committee made an overall assessment of Mr. Haverland's leadership in achieving the Company's long-term strategic and business goals.

                                          COMPENSATION COMMITTEE

                                          Robert A. Spass (Chairman)
                                          Kenneth S. Crews
                                          Philip J. Hawk
                                          W. Bernard Pieper

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  In January 1996, when the Company's shares were distributed as a dividend to the shareholders of its then parent, Halliburton Company, Richard M. Haverland and Charles J. Bachand acquired, respectively, $2.1 million and $190,000 in principal amount of the Debentures, together with Warrants.

  In addition, the Company issued to Mr. Haverland and Mr. Bachand, respectively, an additional $2.1 million and $190,000 in principal amount of the Company's 10% Convertible Subordinated Debentures due December 31, 2005, Series 2 (the "Management Debentures") together with detachable Common Stock Subscription Warrants, Series A-2 and Series B-2 (the "Management Warrants," and collectively with the Management Debentures, the "Management Securities").

  The Management Securities contain terms and provisions substantially similar to the Debentures and the Warrants.

  The Management Securities were issued pursuant to a Purchase, Redemption and Bonus Agreement (the "Purchase Agreement") among the Company, Messrs. Haverland and Bachand and members of the then management of the Company. The consideration paid by Messrs. Haverland and Bachand for the Management Securities consists of individual promissory notes (each, a "Note" and, collectively, the "Notes") in the principal amounts of $2.1 million and $190,000, respectively, made by Messrs. Haverland and Bachand, without personal liability and secured by a pledge of the Management Securities. The Notes have a term of five years and bear interest at a rate of 10%, payable annually on the anniversary date of their issuance. The Notes may be prepaid at any time without penalty. As of March 13, 2000, the principal amount outstanding of Mr. Haverland's Note was $2.0 million and of Mr. Bachand's Note was $190,000.

  The Purchase Agreement further provides for bonuses to be paid to Messrs. Haverland and Bachand on the fifth anniversary of the Purchase Agreement if the average closing price of the Common Stock is equal to or greater than prices expressed as a percentage of the exercise price of the Series A Warrants (as adjusted from time to time) and specified in the Purchase Agreement (the "Bonus Trigger Stock Price"). The amount of the bonus is stated as a percentage of a maximum bonus amount separately determined for each of Messrs. Haverland and Bachand and equal to the aggregate principal amount of his Note. The bonus is 25% of the maximum bonus amount if the Bonus Trigger Stock Price is at least 1.40 times (but less than 1.50 times) the Series A Warrant exercise price, 50% of the maximum bonus amount if the Bonus Trigger Stock Price is at least 1.50 times (but less than 1.61 times) the Series A Warrant exercise price and 100% if the Bonus Trigger Stock Price is 1.61 times the Series A Warrant exercise price or higher. The bonus amounts may be subject to the $1.0 million annual deduction limitation imposed by Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), on compensation payable to certain executives.

  Assuming conversion and exercise of the Debentures, Management Debentures, Warrants and Management Warrants, Messrs. Haverland and Bachand will acquire, respectively, 512,715 and 47,520 shares of Common Stock, representing on a fully diluted basis, respectively 2.4% and 0.2% of the outstanding Common Stock.

                               Performance Graph

       COMPARISON OF 1999, 1998, 1997 and 1996 CUMULATIVE TOTAL RETURN*
               OF HIGHLANDS INSURANCE GROUP, INC., S&P 500 INDEX
                  AND S&P INSURANCE (PROPERTY-CASUALTY) INDEX

  Set forth below is a line graph comparing the 1999, 1998, 1997 and 1996 cumulative stockholder return on the Common Stock, based on the market price of the Common Stock, with the cumulative total return on the Standard & Poor's 500 Stock Index and the Standard & Poor's Insurance (Property-Casualty) Index:





                       1/12/96       12/31/97      12/31/98      12/31/99
                       -------       --------      --------      --------
Highland Insurance
  Group, Inc..........   100           134            62            45
S&P 500...............   100           164           211           255
S&P Insurance
  (Property-
  Casualty)...........   100           177           164           123


                                                                   December 31,
                                                      January 12, --------------
                                                         1996*    1997 1998 1999
                                                      ----------- ---- ---- ----
   Highlands Insurance Group, Inc....................     100     134   62   45
   S&P 500...........................................     100     164  211  255
   S&P Insurance (Property-Casualty).................     100     177  164  123

--------
* Total assumes $100 invested on January 12, 1996 in Common Stock, the Standard & Poor's 500 Index and the Standard & Poor's Insurance (Property-Casualty) Index, including reinvestment of dividends with respect to the two indices. The Company did not pay dividends in 1996, 1997, 1998 and 1999.

  Neither the foregoing Compensation Committee Report nor the foregoing Performance Graph will be deemed incorporated by reference into any other filing, absent an express reference thereto.

                              OTHER MEETING ITEMS

Ratification of Appointment of Independent Certified Public Accountants

  The Board of Directors of the Company has appointed KPMG LLP ("KPMG") as independent certified public accountants for the Company and it subsidiaries for 2000. Such appointment is being submitted to the stockholders for ratification at the Meeting. Although the submission of this matter to the stockholders is not required, the Board of Directors will reconsider its selection of independent certified public accountants if this appointment is not ratified by the stockholders. Ratification will require the affirmative vote of the majority of shares of Common Stock represented at the meeting in person or by proxy.

  The Board of Directors recommends a vote FOR the approval of KPMG LLP as independent certified public accountants for the Company and its subsidiaries for 2000.

  It is expected that representatives of KPMG will be present at the Meeting with an opportunity to make a statement should they desire to do so and to respond to appropriate questions from stockholders.

Other Matters

  While management has no reason to believe that any other business will be presented at the Meeting, if any other matters should properly come before the Meeting, the proxies will be voted as to such matters in accordance with the best judgment of the proxy holders.

                            STOCKHOLDERS' PROPOSALS

  From time to time, stockholders of the Company may submit proposals that they believe should be voted upon at the annual meeting. Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, some stockholder proposals may be eligible for inclusion in the Company's proxy statement and form of proxy for its 2001 annual meeting. Any such stockholder proposals must be received by the Secretary of the Company at its executive office at 1000 Lenox Drive, Lawrenceville, New Jersey 08648 on or before December 1, 2000. The submission of a stockholder proposal does not guarantee that it will be included in the Company's proxy statement.

  Alternatively, a proposal that the stockholder does not seek to include in the Company's proxy statement and form of proxy pursuant to Rule 14a-8 may be submitted in writing to the Secretary of the Company for the 2001 annual meeting of stockholders not less than 45 days before the date in 2001 which is the same as the date on which the Company first mailed its proxy materials for the 2000 Annual Meeting, unless the date of the 2001 annual meeting of stockholders is advanced by more than 30 days or delayed (other than as a result of adjournment) by more than 30 days from the anniversary of the 2000 Annual Meeting. For the Company's 2001 annual meeting of stockholders, this means that any such proposal must be submitted no later than February 15, 2001. If the date of the 2001 annual meeting of stockholders is advanced by more than 30 days or delayed (other than as a result of adjournment) by more than 30 days from the anniversary of the 2000 Annual Meeting, the stockholder must submit any such proposal a reasonable time before the Company mails its proxy materials for the 2001 annual meeting. The stockholder's submission must include certain specified information concerning the proposal and information as to the stockholder's ownership of Common Stock of the Company. Proposals not meeting these requirements will not be entertained at the annual meeting of stockholders. If the stockholder does not also comply with the requirements of Rule 14a-4 under the Securities Exchange Act of 1934, the Company may exercise discretionary voting authority under proxies it solicits to vote in accordance with the best judgment on any such proposal submitted by a stockholder.

PROXY                 HIGHLANDS INSURANCE GROUP, INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby (1) acknowledges receipt of the Notice of Annual Meeting of Stockholders of Highlands Insurance Group, Inc., a Delaware corporation (the "Company"), to be held at the principal executive office of the Company, 1000 Lenox Drive, Lawrenceville, New Jersey on Tuesday, May 9, 2000, at 10:00 a.m. local time (the "Meeting"), and the Proxy Statement in connection therewith and (2) appoints Charles J. Bachand and Stephen L. Kibblehouse and each of them, as the undersigned's Proxies with full power of substitution for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of Common Stock standing in the name of the undersigned, or with respect to which the undersigned is entitled to vote and act, at the Meeting and at any adjournment(s) or postponement(s) thereof.

    The undersigned hereby revokes any prior proxy given to vote or act with respect to the Common Stock and hereby ratifies and confirms all that the Proxies, their substitutes, or any of them may lawfully do pursuant to this Proxy.

    This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted (1) FOR the Board of Directors' nominees for Class II directors, each to serve until the 2003 Annual Meeting of Stockholders and until their successors are elected and qualified; (2) FOR ratification of the appointment of KPMG LLP as independent public accountants for the Company and its subsidiaries for 2000; and (3) in accordance with the discretion of the persons designated above with respect to any other business properly before the Meeting.


          (This Proxy must be dated and signed on the reverse side.)

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                             FOLD AND DETACH HERE

                                                                                                                 Please mark
                                                                                                               your votes as  [X]
                                                                                                                indicated in
                                                                                                                this example
Item 1. For the election as a Class II director of NOMINEES,
        Willis T. King, Jr., Richard M. Haverland and Robert W.
        Shower, each to serve until the 2003 Annual Meeting of
        Stockholders and until their successors are elected and
        qualified:

FOR nominees listed above    WITHHOLD AUTHORITY     INSTRUCTION: To withhold authority to vote
(except as marked to the    to vote for nominees    for individual nominees, write their name(s) in
      contrary)                listed above         the space below:

       [_]                         [_]              ------------------------------------------------

Item 2. To ratify the appointment of KPMG      FOR AGAINST ABSTAIN
        LLP as independent public accountants  [_]   [_]     [_]
        for the Company and its subsidiaries
        for 2000.

            I PLAN TO ATTEND THE MEETING     [_]

            Please sign exactly as your name(s) appear(s) on your stock certificate(s). When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, sign by authorized person.

            No postage is required.


Signature_______________________________ Signature___________________________________ Date______________
Please mark, sign, date and promptly return this proxy card in the enclosed envelope.
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                                                     . FOLD AND DETACH HERE .